Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]    Preliminary proxy statement
[X]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


               CASCADE FINANCIAL CORPORATION
     _______________________________________________
    (Name of Registrant as Specified in Its Charter)

               CASCADE FINANCIAL CORPORATION
        _________________________________________
        (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1)   Title of each class of securities to which transaction applies:
                      N/A

(2)   Aggregate number of securities to which transactions applies:
                      N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                      N/A

(4)   Proposed maximum aggregate value of transaction:
                      N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                      N/A

(2)   Form, schedule or registration statement no.:
                      N/A

(3)   Filing party:
                      N/A

(4)   Date filed:
                      N/A









                        September 13, 1996



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cascade Financial Corporation, to be held at the Corporation's main office, 2828 Colby Avenue, Everett, Washington on Saturday, October 26, 1996 at 10:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as a representative from the Corporation's independent accounting firm, KPMG Peat Marwick LLP, will be present to respond to appropriate questions of stockholders.

     Detailed information concerning our activities and operating performance during our fiscal year ended June 30, 1996 is contained in our Annual Report to Stockholders which is also enclosed.

     To ensure proper representation of your shares at the Meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the Meeting. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the Meeting.

                        Sincerely,

                        /S/FRANK M. MCCORD
                        Frank M. McCord
                        Chairman of the Board and
                        Chief Executive Officer

PAGE

                CASCADE FINANCIAL CORPORATION
                      2828 COLBY AVENUE
                  EVERETT, WASHINGTON 98201
                       (206) 339-5500


           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON OCTOBER 26, 1996


     The Annual Meeting of Stockholders of Cascade Financial Corporation ("Corporation") will be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington on Saturday, October 26, 1996 at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors of the Corporation; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on August 23, 1996, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         /S/RUSSELL E. ROSENDAL
                         RUSSELL E. ROSENDAL
                         SECRETARY


Everett, Washington
September 13, 1996



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PAGE

                    PROXY STATEMENT
                          OF
             CASCADE FINANCIAL CORPORATION
                    2828 COLBY AVENUE
               EVERETT, WASHINGTON  98201
                    (206) 339-5500


           ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 26, 1996

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cascade Financial Corporation ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting") which will be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington, on Saturday, October 26, 1996 at 10:00 a.m. The Corporation is the holding company for Cascade Savings Bank, FSB ("Savings Bank"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 13, 1996.


               VOTING AND PROXY PROCEDURE

     Stockholders of record as of the close of business on August 23, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of September 4, 1996, the Corporation had 2,050,581 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a stockholder is a participant in the Cascade Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The four directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of August 19, 1996, certain information as to those persons who were beneficial owners of 5% or more of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at August 19, 1996. The following table also sets forth, as of August 19, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation, by the Corporation's named executive officers who received salaries and bonuses in excess of $100,000 during the year ended June 30, 1996 and by all executive officers and directors of the Corporation as a group.

                                                             Percent
                                  Amount and Nature of   of Common Stock
Name                              Beneficial Ownership     Outstanding


Beneficial Owners
of 5% or More

Frank M. McCord
Chairman of the Board,
Chief Executive Officer
and Director                         135,983(a)                 6.6%

Arthur W., Andrew P. and
  Craig G. Skotdal
c/o Douglas A. Schafer
Schafer Law Firm
P.O. Box 1134
Tacoma, Washington  98401            101,246(b)                 5.0%

Directors

Paull H. Shin                          3,438                    0.2
Joan M. Earl                           1,625                    0.1
Dwayne Lane                           10,159                    0.5
Gary L. Meisner                        2,379                    0.1
David W. Duce                         10,036                    0.5
G. Brandt Westover                     8,668                    0.4
Dennis R. Murphy                      12,481                    0.6
Ronald E. Thompson                    22,796                    1.1

                             (table continued on following page)

                                                             Percent
                                  Amount and Nature of   of Common Stock
Name                              Beneficial Ownership     Outstanding

Named Executive Officers

Frank M. McCord*                     135,983(c)                 6.6%
C. Fredrick Safstrom*                 39,080                    1.9
Robert G. Disotell*                   33,294                    1.6

All Executive Officers
and Directors as a
Group (11 persons)                   279,939(d)(e)             12.0
_______________
*            Also a director of the Corporation and the Savings Bank.
(a) Based on records maintained by the Corporation and information from a Schedule 13D filed by Mr. McCord on June 14, 1993. Also, there have been no amended filings received by the Corporation. According to the Schedule 13D, Mr. McCord exercises shared voting and investment authority over these shares with his wife.
(b) This information is based on a Schedule 13D filed with the OTS on May 13, 1994, adjusted for stock splits. Also, there have been no amended filings received by the Corporation.
(c)          Chief Executive Officer of the Corporation and the Savings Bank.
(d) Includes certain shares owned by spouses, or as custodian or trustee for minor children, over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(e) Does not include 71,202 shares owned by the Corporation's ESOP over which shares the ESOP Committee, consisting of certain directors and officers of the Corporation, exercises partial investment power, or 28,700 shares owned by the Corporation's 401(k) plan.


              PROPOSAL I -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors currently is composed of eleven members. The Corporation's Bylaws provide that directors are to be elected for terms of three years, approximately one-third of whom are elected annually.

     The Nominating Committee has nominated for election as directors Ms. Joan
M. Earl and Messrs. Frank M. McCord, C. Fredrick Safstrom and David W. Duce each for a three year term. All nominees currently serve as members of the Boards of Directors of the Corporation and the Savings Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE CORPORATION.

     The following table sets forth as to each nominee and director continuing in office, his or her name, age, principal occupation(s) during the past five years and the year he or she first became a director.

                                  -3-
PAGE

                                                  Year First
                               Positions          Elected or
                               Held With          Appointed       Term to
Name               Age(a)    the Corporation      Director (b)     Expire

                          BOARD NOMINEES

Joan M. Earl         42      Director                   1995       1999(c)

Frank M. McCord      66      Chairman of the Board,     1986       1999(c)
                             Chief Executive Officer
                             and Director

C. Fredrick
  Safstrom           42      President, Chief Operating 1990       1999(c)
                             Officer and Director

David W. Duce        37      Vice Chairman of the       1991       1999(c)
                             Board

                  DIRECTORS CONTINUING IN OFFICE

Dwayne Lane          61      Director                   1995       1997

G. Brandt Westover   36      Director                   1986       1997

Dennis R. Murphy     54      Director                   1991       1997

Ronald E. Thompson   47      Director                   1991       1997

Robert G. Disotell   41      Executive Vice President   1990       1998
                             and Director

Paull H. Shin        60      Director                   1995       1998

Gary L. Meisner      61      Director                   1995       1998
____________
(a)  At August 19, 1996.
(b)  Includes prior service on the Board of Directors of the Savings
     Bank.
(c)  Assuming the individuals are reelected at the Meeting.

     The principal occupation of each director of the Corporation is set forth below. All of the directors have held their present position for at least five years unless otherwise stated.

     JOAN M. EARL is the Deputy County Executive for Snohomish County. Formerly, Ms. Earl was the City Manager of Mill Creek, Washington and the Budget Director and Fiscal Officer for Kitsap County, Washington. Ms. Earl is active in community affairs and is a board member of the Camp Fire Boys and Girls of Snohomish County and Snohomish County United Way.

     FRANK M. MCCORD, C.P.A. became Chairman of the Board of Directors, President and Chief Executive Officer of the Savings Bank in 1990. Mr. McCord was the Managing Partner of KPMG Peat Marwick LLP, Seattle, Washington office until his retirement in 1986. In addition to his responsibilities to the Corporation, Mr. McCord is a director of the Everett Area Chamber of Commerce and serves as its Chairman, the Everett Performing Arts Association, and Housing Hope, a local housing agency. Mr. McCord also serves as a Director of Horizon/CMS Healthcare Corporation, a publicly-held company listed on the New York Stock Exchange, which is one of the largest diversified healthcare

                                  -4-
PAGE
providers in the United States. Mr. McCord has previously served as President of the Evergreen Area Council of Boy Scouts of America, Treasurer of the United Way of King County, Trustee of Seattle University, a Fellow of Seattle Pacific University, Treasurer of the Washington Society of Certified Public Accountants, and a Director of the Seattle Chamber of Commerce.

     C. FREDRICK SAFSTROM joined Cascade in 1976 and has managed several areas including branch management, secondary marketing, loan underwriting and regulatory compliance. In June 1990 Mr. Safstrom was elected to the Board of Directors and in December 1991 was elected President. Mr. Safstrom is a trustee and the treasurer of the Snohomish County YMCA, a board member of the Snohomish County Investment Plan Corporation, a director of the Everett Public Schools Foundation, a member of the Everett Rotary, and is active in various housing related boards and committees.

     DAVID W. DUCE is a practicing attorney with Duce, Bastian, Peterson and Zielke in Everett, Washington. He has also served as a volunteer attorney at Snohomish County Legal Services, a Bishop in the Church of Jesus Christ Latter Day Saints, and a former member of Senator Henry M. Jackson's
Washington, D.C. staff. Mr. Duce has been a director since January 1991 and was elected Vice Chairman in 1995.

     DWAYNE LANE is the owner of three automobile dealerships in Everett and Arlington, Washington. Mr. Lane, an Everett native, is active in community affairs. Mr. Lane served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital.

     G. BRANDT WESTOVER is a Vice President with PaineWebber Inc. in Bellevue, Washington. He was an account executive with the investment firm of Smith Barney Harris Upham, Seattle, Washington from 1987 to 1992. Mr. Westover has been a director since January 1986.

     DENNIS R. MURPHY is the Dean and a Professor of Economics at Western Washington University, Bellingham, Washington. He has also served on the Citizens Advisory Board of Bellingham Public Schools, Community Problem-Solving Partnership, United Way of Whatcom County, Board of Directors Whatcom Chamber of Commerce and Industry and Bellingham Rotary. He is a resident of Bellingham, Washington. Dr. Murphy has been a director since January 1991.

     RONALD E. THOMPSON is the President of WRE Commercial and Property Management, Inc., Everett, Washington, a real estate sales and property management company. He is a past president of the Snohomish County-Camano Association of Realtors, a current State director of the Washington Association of Realtors, member of the Everett Rotary Club, and serves on the Board of Directors for the Mt. Baker Council Boy Scouts of America. Mr. Thompson resides in Everett and has been a director of the Savings Bank since January 1991.

     ROBERT G. DISOTELL has been employed by Cascade for approximately 17 years and currently serves as a Director and an Executive Vice President. As Chief Lending Officer, he is responsible for loan production. Mr. Disotell is a resident of Arlington, Washington.

     PAULL H. SHIN is a Professor of History at Shoreline Community College, Seattle, Washington. Dr. Shin is Chairman of Transpacific Telecommunications, Inc. and a board member of the Snohomish County United Way, YMCA and KIRO Inc., a local broadcasting company. Dr. Shin is a resident of Mukilteo, Washington.

     GARY L. MEISNER is President of the Small Business Center, Inc., an independent insurance agency in Everett, Washington. Prior to this position, Mr. Meisner spent 14 years in commercial and consumer banking. Mr. Meisner is a graduate of Wayne State College and the Pacific Coast Banking School. Mr. Meisner is active in community affairs.

                               -5-
PAGE

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1996, the Board of Directors of the Corporation and the Savings Bank held seven meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Board of Directors of the Corporation and the Savings Bank has an Audit and Finance Committee consisting of Messrs. Murphy (Chairman), Earl and Meisner. The purpose of the Committee is to provide direction and oversight to the Internal Auditor and bears responsibility for the audit function and reviews the examination of the Savings Bank by federal and state regulatory authorities and the audit by the independent auditing firm. The Audit and Finance Committee meets at least quarterly and met seven times during the 1996 fiscal year.

     The Board of Directors has a Compensation and Nominations Committee consisting of Messrs. Duce (Chairman), Lane and Shin, all of whom are outside directors. This committee is responsible for reviewing the compensation policies of the Corporation and the Savings Bank, approving compensation of executive officers, and recommending the granting of stock options. The committee met three times during the 1996 fiscal year.

     In connection with the Annual Meeting and selection of the management nominees for election as directors, Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows:
"... no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that written notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation held one meeting in its capacity as the nominating committee during fiscal 1996, in order to nominate the individuals for election at the Meeting.

Directors' Compensation

     Outside members of the Board of Directors receive a $7,200 retainer per year. Committee meeting fees are $200 ($300 for committee chairman). Total fees paid to directors during the year ended June 30, 1996 were $58,000.

                                   -6-
PAGE

Executive Compensation

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Corporation for the year ended June 30, 1996 and those executive officers of the Corporation who received salary and bonus in excess of $100,000 during the year ended June 30, 1996.

                     SUMMARY COMPENSATION TABLE
                                                      Long-term
                                                        Compen-
                                                        sation
                         Annual Compensation            Awards

Name and                                 Other Annual   Stock   All Other
Principle                Salary   Bonus  Compensation  Options  Compensation
Position         Year    ($)(1)    ($)       ($)(2)      (#)        ($)

Frank M. McCord  1996  $103,200  $39,088      --          --     $6,523
Chief Executive  1995   103,200   58,662      --          --      6,277(3)
 Officer         1994    96,000   39,148      --          --      5,226

C. Fredrick
 Safstrom        1996  $ 77,440  $34,538      --          --     $6,545
                 1995    72,192   50,057      --          --     10,183(3)
                 1994    60,000   31,458      --          --     10,873

Robert G.
 Disotell        1996  $ 77,190  $30,080      --          --     $4,941
                 1995    72,192   44,476      --          --      9,582(3)
                 1994    60,000   27,404      --          --      6,812
_____________
(1)  Includes salary and directors' fees.
(2) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(3)  All Other Compensation for fiscal year 1996 includes the following:
     401(k) Plan:  Mr. McCord: $2,023; Mr. Safstrom: $1,682; Mr. Disotell:
     $1,347.  Employee Stock Ownership Plan:  Mr. McCord: $4,500; Mr.
     Safstrom: $3,500; Mr. Disotell: $3,500.  Other: Mr. McCord: $0; Mr.
     Safstrom: $1,363; Mr. Disotell: $94.

     Option Exercise/Value Table. The following table sets forth all option values for the fiscal year ended June 30, 1996 for Messrs. McCord, Safstrom and Disotell.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR END OPTION VALUES

                                     Number of         Value of
                                    Unexercised      Unexercised
                Shares              Options at      In-the-Money
               Acquired              FY-End(#)       Options at
                  on      Value                         FY-End ($)(1)
               Exercise  Realized   Exercisable/     Exercisable/
  Name            (#)       ($)    Unexercisable     Unexercisable

Frank M.
 McCord           --        --     25,655/17,104   $384,825/$256,560

C. Frederick
Safstrom          --        --     21,240/14,160   $318,600/$212,400

Robert G.
Disotell          --        --     19,775/13,184   $296,625/$197,760
______________
(1) The value of unexercised in-the-money options is calculated using a fair market value of $15.00 as of June 30, 1996, based on the last known trade on or before such date. Options have been adjusted for stock splits.

                                   -7-
PAGE

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

     Under rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executive officers of the Savings Bank and the Corporation. The Compensation and Nominations Committee's duties are to establish and administer policies that govern executive compensation for the Corporation. The Committee evaluates the individual executive performance of the Chief Executive Officer, Chief Operating Officer and President, Chief Financial Officer and Chief Lending Officer of the Corporation regarding individual compensation levels and reviews compensation policies. The Committee receives input from the Chief Executive Officer on the other three executive officers' performance and has final authority to set individual compensation levels.

     The executive compensation policies of the Corporation are designed to reflect the attainment of short and long-term financial performance goals and to enhance the ability of the Corporation to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives including the performance of the Corporation overall, the responsibilities assigned to each executive and the performance of each executive of assigned responsibilities as measured by the progress of the Corporation during the year.

     Base Salary. The Corporation's compensation plan involves a combination of salary and cash bonuses in regard to short-term performance. Salary levels are designed to be competitive with the banking industry based on a peer group analysis of Washington state financial institutions. Specifically, the Committee reviews the Washington Savings League's compensation report of senior banking executives. Given the Corporation's performance and size, the Committee believes the base salaries of executive officers were significantly below the average and recommended a 15% increase beginning in July 1996.

     Bonus program. An incentive bonus plan is in effect for the executive officers of the Corporation which is designed to provide compensation for performance. The plan provides for a bonus pool, of no greater than $300,000, to be shared by the four executive officers noted above based on net earnings of the Corporation that are above predetermined targets. There were no bonuses paid or accrued to any executive officer for the year ended June 30, 1995. The actual bonus pool for the year ended June 30, 1996 was $195,000 and will be paid in quarterly installments beginning in October 1996. Percentages allocated among the four executive officers are based on the Committee's evaluation of individual performance.

     Compensation of the Chief Executive Officer. For the year ended June 30, 1996, the base salary of Frank M. McCord, Chairman and Chief Executive Officer of the Savings Bank and the Corporation was $103,200. In addition, he received $39,088 in deferred bonuses for the fiscal year ended June 30, 1994, and was also credited with $6,523 in compensation relating to his 401(k) and ESOP accounts. Mr. McCord's performance bonus reflected the attainment of specific performance criteria for the 1994 fiscal year established by the Board of Directors. The Committee believes that Mr. McCord's compensation is appropriate based on the Corporation's overall performance.

                         Compensation and Nominations Committee

                         David W. Duce (Chairman)
                         Dwayne Lane
                         Paull H. Shin

PAGE

Compensation Committee Interlocks and Insider Participation

     The Compensation and Nominations Committee was composed of Messrs. Duce, Lane and Shin during the year ended June 30, 1996. No executive officer of the Corporation has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation and Nominations Committee of the Corporation. No executive officer of the Corporation has served as a director of another entity, one of whose executive officers served on the Compensation and Nominations Committee. No executive officer of the Corporation has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Corporation.

Performance Graph

     The following graph compares the Corporation's cumulative stockholder return on its Common Stock with the return on the National Association of Securities Dealers Automated Quotation ("Nasdaq") (U.S. companies) Index and a peer group of the Nasdaq's Financial Index. Total return assumes the reinvestment of all dividends.

    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
CORPORATION, NASDAQ (U.S. COMPANIES) AND NASDAQ FINANCIAL STOCKS

                                       Period Ending

                    09/30/92  09/30/93  09/30/94  09/30/95  09/30/96
                    ________________________________________________

Corporation          100.00   $286.46  $691.73   $1,144.41 $1,614.29
Nasdaq (Fin.) Index  100.00    137.10   144.50      182.85    203.63
Nasdaq (U.S.) Index  100.00    130.98   132.05      182.38    190.55


     The graph assumes $100 was invested on September 15, 1992 when the Corporation first issued stock to the public. Trading of the stock began September 15, 1992.

          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended June 30, 1996 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with except for one Form 4, Statement of Change in Beneficial Ownership of Securities, for Director Dwayne Lane. Mr. Lane's Form 4 for transactions during the month of January 1996 was filed on March 21, 1996, rather than by February 10, 1996 as required.

               TRANSACTIONS WITH MANAGEMENT

     Effective with passage of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), executive officers and directors of an association are prohibited from receiving any loan or extension of credit at other than market rates and terms. Cascade adopted a policy to discontinue the granting of preferred loans to directors and officers in April 1990. The terms of existing loans has not changed, as allowed by the legislation.

     Loans extended to the Corporation's officers and directors are made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those of comparable transactions with other persons and do not involve more than the normal risk of collectibility or contain other preferential features. At June 30, 1996, there were three loans outstanding to the Corporation's executive officers and directors, which in the aggregate totalled $99,238.

                       STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for the 1996 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than May 17, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                           OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Meeting.

      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Corporation's Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation and Savings Bank may solicit proxies personally, by telegraph or telephone without additional compensation. The Corporation may use the services of a proxy solicitor.

                                -10-
PAGE

                    FINANCIAL STATEMENTS

      The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on August 23, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /S/RUSSELL E. ROSENDAL
                              RUSSELL E. ROSENDAL
                              SECRETARY
Everett, Washington
September 13, 1996



                         FORM 10-K

A COPY OF THE FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO RUSSELL E. ROSENDAL, SECRETARY, CASCADE FINANCIAL CORPORATION, 2828 COLBY AVENUE, EVERETT, WASHINGTON 98201.

                     -11-
PAGE

                      REVOCABLE PROXY
              CASCADE FINANCIAL CORPORATION

             ANNUAL MEETING OF STOCKHOLDERS
                     OCTOBER 26, 1996

     The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington, on Saturday, October 26, 1996, at 10:00 a.m., and at any and all adjournments thereof, as follows:
                                                FOR       AGAINST      ABSTAIN

I.   The election as directors of
     all nominees listed below (except
     as marked to the contrary below).

        Joan M. Earl
        Frank M. McCord
        C. Fredrick Safstrom
        David W. Duce

     INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line below.

     -----------------------

     -----------------------

     -----------------------

     -----------------------



The Board of Directors recommends a vote "FOR" the listed proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

PAGE

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this Proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated September 13, 1996 and the 1996 Annual Report to Stockholders.


Dated:                                   , 1996




__________________________         ___________________________
PRINT NAME OF STOCKHOLDER          PRINT NAME OF STOCKHOLDER



_________________________          ___________________________
SIGNATURE OF STOCKHOLDER           SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.






PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



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